Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25Y

TWENTY-SIXTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Twenty-sixth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.   CSG agrees to provide and Customer desires to use CSG’s Product Configurator ("PC") - Billing Configuration Edition ("BCE") in accordance with the terms of this Amendment.  CSG and Customer agree to a limited implementation and deployment of BCE into CTER (the "Trial") for a trial period of ****** (**) **** (the “Trial Period”), at ** **** ** ********.  The Trial will consist of deployment of BCE to *** (*) ******************* ****** ********* into CTER (the "BCE Trial") following execution by Customer and CSG of this Amendment and that certain Statement of Work regarding implementation and deployment of BCE (CSG document no. 2312037) (the "BCE SOW") pursuant to the terms of the BCE SOW.  Prior to the completion of the Trial Period, Customer shall provide written notice (email shall be sufficient) to CSG of either (i) its acceptance of the BCE services for Customer’s continued use, or (ii) the discontinuance of BCE at completion of the Trial Period.  Customer will *** ** ******* *** ************** *** ********** ** *** *** *** ***** or *** ***** **** ****** ******** ******* ****** ****** ** ********* ***.  Subject to Customer's timely acceptance of the Trial, BCE shall be implemented and deployed in *** (*) subsequent and as nearly simultaneously as possible implementation and deployment events, pursuant to the BCE SOW: (i) implementation and deployment of BCE to all remaining Customer's system principals to CTER and (ii) implementation of BCE to all Customer's system principals to Customer's production environment.  Upon CSG’s receipt of Customer’s acceptance of BCE, the Agreement is hereby amended by adding BCE to Schedule C, entitled “Recurring Services,” and, therefore, Schedule C, RECURRING SERVICES, shall be amended to add Product Configurator ("PC") Billing Configuration Edition ("BCE") to the section titled "RECURRING SERVICES DESCRIPTION" as follows:

CSG Product Configurator ("PC") – Billing Configuration Edition ("BCE").  The Product Configurator Billing Configuration Edition is a back office application that is used to define billing code tables.  With this new application, CSG is providing a more robust definition and validation layer. BCE is used to manage the following code tables: 9xx, TM, TR, TT, 03, CT44.

2.   Upon Customer's acceptance of the BCE Trial and pursuant to the terms and conditions of the Agreement, upon implementation and deployment of BCE to all Customer's system principals into

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CTER following the BCE Trial and subsequent implementation and deployment into Customer's production environment, pursuant to the BCE SOW, Schedule F, "Fees," section entitled "CSG Services," Section I. entitled "Processing," shall be amended to add a new subsection G., entitled "CSG's Product Configurator - Billing Configuration Edition ("BCE")" as follows:

G. CSG’s Product Configurator - Billing Configuration Edition ("BCE")

Description of Item/Unit of Measure	Frequency	Fee
1.Product Configurator - Billing Configuration Edition
a)Implementation Fee (Note 1)	********	*****

Note 1:  Implementation Fee includes BCE deployment as set forth in the BCE SOW.

3.   Customer and CSG agree to amend the Agreement to add Product Configurator - Enhanced Sales  Edition as follows:

a)  Schedule C, RECURRING SERVICES, shall be amended to add Product Configurator ("PC") Enhanced Sales Edition ("ESE") as follows:

CSG Product Configurator ("PC") – Enhanced Sales Edition ("ESE").  CSG Product Configurator – Enhanced Sales Edition is a centralized application supporting the definition of attributes required to operate and customize products that are sold and delivered within a CSG Customer’s business. ESE provides a common point of configuration for billing tables, marketing products and offers.  Requires CSG Product Configurator ("PC") – Billing Configuration Edition ("BCE").

b)    Upon implementation and deployment, pursuant to a Statement of Work that will be executed by CSG and Customer, Schedule F, "Fees," section entitled "CSG Services," Section I. entitled "Processing," shall be amended to add a new subsection H., entitled "CSG's Product Configurator - Enhanced Sales Edition ("ESE")" as follows:

H.  CSG’s Product Configurator - Enhanced Sales Edition ("ESE") (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Product Configurator - Enhanced Sales Edition
a)Implementation Fee (Note 2)	********	*****
b)Recurring Fees (per ********* **********)	*******	$******

Note 1:  ESE or OME (defined below) will be available for Customer; not, however, both at the same time in the same sys/prin.

Note 2: Implementation Fee includes ESE deployment as set forth in a mutually agreed upon Statement of Work between CSG and Customer.

4.    Customer and CSG agree to amend the Agreement to add Product Configurator – Offer Management  Edition as follows:

a)    Schedule C, RECURRING SERVICES, shall be amended to add Product Configurator ("PC") Offer Management Edition ("OME") as follows:

CSG Product Configurator ("PC") – Offer Management Edition ("OME").  CSG Product Configurator – Offer Management Edition is a centralized application supporting the definition of attributes required to operate and customize products that are sold and delivered within a CSG Customer’s business.  The Offer Management Edition supports the ability to define multiple price plans for a service code, allowing the same service code to be sold at multiple price points, the ability to define promotions, which automate the price transition on the billing system at a predefined point in time, and offer statements, which allow components of an offer to be grouped at the offer level on a statement.  OME provides a common point of configuration for billing tables, price plans, marketing products, offers, promotions, and statements.  Requires CSG Product Configurator ("PC") – Billing Configuration Edition ("BCE").

b)   Upon implementation and deployment, pursuant to a Statement of Work that will be executed by CSG and Customer, Schedule F, "Fees," section entitled "CSG Services," Section I. entitled "Processing," shall be amended to add a new subsection I., entitled "CSG's Product Configurator – Offer Management Edition ("OME")" as follows:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

I.  CSG’s Product Configurator – Offer Management Edition ("OME") (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Product Configurator – Offer Management Edition
a)Implementation Fee (Note 2)	********	*****
b)Recurring Fees (per ********* **********)	*******	$******

Note 1:  ESE or OME will be available for Customer; not, however, both at the same time in the same sys/prin.

Note 2: Implementation Fee includes OME deployment as set forth in a mutually agreed upon Statement of Work between CSG and Customer.

5.    Therefore, as of the Effective Date, Sections 1-3 of that certain Fifteenth Amendment to the Agreement effective as of January 3, 2011 (CSG document no. 2306672), are deleted in their entirety, are of no further force or effect, and are replaced with the terms provided in Sections 1-4 of this Amendment; neither party shall have any further obligations relating thereto and the terms of the Agreement as amended herein shall govern the obligations related to the Services provided herein..

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Joseph P. Murray	By: /s/ Joseph T. Ruble
Title: VP Billing	Title: EVP - General Counsel
Name: Joseph P. Murray	Name: Joe T. Ruble
Date: 4/3/12	Date: 4-4-12